EXHIBIT 10.48


                     SECOND MORTGAGE NOTE PURCHASE AGREEMENT

         THIS SECOND MORTGAGE NOTE PURCHASE AGREEMENT (this "Agreement") is dated as of September 29, 1998, and made by and between Elsinore Corporation, a Nevada corporation (the "Company"), and each of the Holders listed on the signature page hereof (each such holder being a "Holder" and collectively, the "Holders").

                                    RECITALS

         A. The Company issued 11 1/2% First Mortgage Notes due 2000 in the original aggregate principal amount of $3,855,739.39 (such notes being the "First Mortgage Notes") pursuant to that certain Amended and Restated Note Agreement (the "Note Agreement"), dated as of March 3, 1997, by and among the Company, as issuer, certain financial institutions, as purchasers, and the guarantors named therein.

         B. The Company issued 13 1/2% Second Mortgage Second Mortgage Notes due 2001 in the original aggregate principal amount of $30,000,000 (such notes being the "Second Mortgage Notes") pursuant to that certain Amended and Restated Indenture, dated as of March 3, 1997 by and between Elsinore, as issuer, the guarantors named therein (the "Guarantors"), and First Trust National Association, as trustee (the "Trustee"), as amended and supplemented by that certain First Supplemental Amended and Restated Indenture dated September 18, 1997 (collectively, the "Indenture").

         C. The Company desires to purchase in full all of the Company's outstanding Second Mortgage Notes held by the Holders.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, and the agreements, covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Purchase. The Company hereby agrees to purchase and assume from each Holder, and each Holder hereby agrees to sell and assign to the Company, all of the Second Mortgage Notes held by persons or entities other than the Funds for an aggregate purchase price equal to 100% of the original aggregate principal amount thereof, plus accrued and unpaid interest thereon through (but not including) the date of the Closing (as hereinafter defined) unless payment is received after 1:30 p.m. (Pacific Daylight Time) in which event the Purchase Price shall include accrued and unpaid interest on the Second Mortgage Notes through and including the date of Closing (the "Purchase Price"). The closing of such purchase and sale (the "Closing") shall take place on September 29, 1998, at which time (i) each Holder shall deliver to the Company an Assignment of Note in the form attached hereto as Exhibit A, and (ii) the Company shall pay the Purchase Price to each Holder by delivery of a cashier's or certified check of immediately available funds or by wire transfer of immediately available funds to an account designated in writing by each Holder.

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         2.  Representations  and Warranties of the Company.  The Company hereby represents and warrants to each Holder as follows:

              2.1 Power and Authority. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and remedies generally and general principles of equity.

              2.2 No Conflict. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and compliance by the Company with the provisions hereof will not: (i) violate, conflict with, result in a breach of, or constitute a default under, the organization documents of the Company, or any agreement, note, mortgage, undertaking or other obligation to which the Company is a party or to which its properties or assets are bound; (ii) violate any law, rule or regulation of any governmental body or regulatory authority applicable to the Company or any judgment, writ, injunction, decree, order or ruling of any court, governmental body, regulatory authority or arbitrator binding on the Company; or (iii) require any consent, approval, waiver, license or authorization or other action by, or notice to or filing by the Company with, any governmental body, regulatory authority or court having jurisdiction over the Company.

              2.3 No Legal Proceedings. There are no legal actions, suits, arbitrations, or other legal, administrative or other governmental proceedings pending against the Company or, to the Company's knowledge, threatened against the Company, that might question the validity of this Agreement or the consummation of the transactions contemplated hereby.

              2.4 Not Registered Securities. The Company acknowledges that none of the Second Mortgage Notes has been registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities or "blue sky" laws and, accordingly, may not be reoffered or resold except pursuant to an effective registration statement under the Securities Act or an available exemption from such registration requirements. The Company is not acquiring the Second Mortgage Notes with a view to, or for resale in connection with, any distribution thereof in violation of applicable law.

              2.5 True and Correct. All warranties and representations of the Company in this Section 2 are true and correct in all material respects as of the date hereof, and shall continue to be true and correct in all material respects as of the date of Closing.

         3. Representations and Warranties of Each Holder. Each Holder, severally but not jointly, hereby represents and warrants to the Company as follows:

              3.1 Power and Authority. Holder has all the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Holder and the consummation by Holder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Holder. This Agreement has been duly executed and delivered by Holder and constitutes the legal, valid and binding obligation of Holder enforceable against Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratoriums and similar laws affecting the enforcement of creditors' rights and remedies generally and general principles of equity.

              3.2 No Violation. The execution and delivery of this Agreement by Holder and the consummation by Holder of the transactions contemplated hereby and compliance by Holder with the provisions hereof will not (i) violate, conflict with, result in a breach of, or constitute a default under, the organizational documents of Holder or any agreement, note, mortgage, undertaking or other obligation to which Holder is a party or to which its properties or assets are bound, including, but not limited to, the Indenture; (ii) violate any law, rule or regulation of any governmental body or regulatory authority applicable to Holder or any judgment, writ, injunction, decree, order or ruling of any court, governmental body, regulatory authority or arbitrator binding on Holder or (iii) require any consent, approval, waiver, license or authorization or other action by, or notice to or filing by Holder with any governmental body, regulatory authority or court having jurisdiction over Holder.

              3.3 No Encumbrances. Holder (i) is the sole owner of the Second Mortgage Note, and such sole ownership is free and clear of any liens, security interests or other encumbrances, (ii) has not granted any other option or rights to the Second Mortgage Note or any interest therein and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein. Holder's transfer, assignment and sale of the Second Mortgage Note to the Company pursuant hereto will convey valid title to the Second Mortgage Note to the Company subject as appropriate to compliance with the provisions of the Indenture relating to transfer of the Second Mortgage Note.

              3.4 Legal Proceedings. There are no legal actions, suits, arbitrations, or other legal, administrative or other governmental proceedings
(i) pending against Holder or, to Holder's knowledge, threatened against Holder, that might question the validity of this Agreement or the consummation of the transactions contemplated hereby, or, (ii) to Holder's knowledge, affecting the Second Mortgage Note.

              3.5 True and Correct. All warranties and representations of Holder in this Section 3 are true and correct in all material respects as of the date hereof, and shall continue to be true and correct in all material respects as of the date of Closing.

         4.       Further Agreement and Covenants.

              4.1 Of the Company. As a further inducement for Holder to enter into this Agreement and in consideration of Holder's agreements contained herein, the Company, for itself and on behalf of its successors and assigns, hereby agrees that the Company shall have no right or claim against Holder or any of its directors, officers, stockholders, investment advisers or affiliates in connection with or arising out of the purchase of the Second Mortgage Note except in respect of a breach by Holder of its representations and warranties herein contained or of any covenant of Holder set forth in this Agreement. Without limiting the generality of the foregoing, Holder's transfer of the Second Mortgage Note pursuant to Exhibit A hereto is made without recourse, representation or warranty, express or implied, except as set forth in this Agreement.

              4.2 Of Holder. As a further inducement for the Company to enter into this Agreement and in consideration of the Company's agreements contained herein, Holder, for itself and on behalf of its successors and assigns, hereby agrees that:

                  (a) Holder shall not, between the date hereof and the date of Closing, take any action, or consent to any action, which would impair Holder's ability to consummate the transactions contemplated hereby.

                  (b) Holder will take all actions required under the Indenture to be taken by the transferor in connection with a transfer of the Second Mortgage Note.

                  (c) To the extent Holder may have any right of notice with respect to the purchase and sale of the Second Mortgage Note and the consummation of the transactions contemplated hereby, Holder hereby waives any such right of notice.

         5. Conditions Precedent to Obligations of the Company. It shall be a condition precedent to any obligation of the Company to purchase the Second Mortgage Notes that (a) the Company shall have received the funds contemplated to be received pursuant to that certain Capital Contribution Agreement, dated as of September 29, 1998, by and between the Company and the Funds, (b) the Company shall have purchased the First Mortgage Notes pursuant to that certain First Mortgage Note Purchase Agreement, dated as of September 29, 1998, by and between the Company and the noteholders listed thereon, and (c) the Company shall have received all requisite consent from the holders of the Company's First Mortgage Notes, and (d) the Company shall have received from each Holder the certificate(s) evidencing such Holder's First Mortgage Note, together with the Assignment of Note in the form attached hereto as Exhibit A, duly executed in blank.

         6. Survival of Agreement. Any claim against a party hereto based on the representations, warranties, covenants and agreements of the parties to this Agreement and the parties' obligations hereunder must be brought within one year after the Closing.

         7. Further Assurances. Holder agrees to execute and deliver such further Instruments and documents necessary to effectuate the terms and intent of this Agreement and take other similar ministerial action at any time as may be reasonably requested by the Company to evidence the sale and assignment of the Second Mortgage Note to it pursuant hereto. Without limiting the generality of the foregoing, Holder agrees to provide such information as may be reasonably requested by the Company in connection with enforcement of the Second Mortgage Note or the Indenture.

         8. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

         9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered in person, (b) transmitted by telecopy (with written confirmation), or (c) sent by an express courier (with written confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice) set forth next to each party's signature below.

         11. Amendment; Waiver. This Agreement may be amended, supplemented, modified or changed only by a written agreement making specific reference to this Agreement executed by Holder and the Company; and any provision hereof may be waived, in whole or in part, only by a written agreement making specific reference to this Agreement executed by the party making such waiver.

         12. Captions. The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

         13. Entire Agreement. The Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and other writings with respect to the subject matter hereof.

         14. Counterparts. This Agreement may be executed in counterparts, all of which, taken together, shall constitute one and the same instrument.

         15. Severability. In the event any one or more of the provisions of this Agreement should be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended to the minimum extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         16. Confidentiality. Holder shall not disclose the economic terms of the transaction contemplated hereby to any person other than (i) its counsel or investment advisor or (ii) as may be required by law or the Indenture, in which event Holder shall provide the Company with as much advance notice of such disclosure as is practicable.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their authorized representatives as of the day and year first written above.

                                    Company:
                                    ELSINORE CORPORATION, a
                                    Nevada corporation



                                    By:   /s/ Jeffrey T. Leeds
                                    Name:  Jeffrey T. Leeds
                                    Title:  President

                                    Address:
                                       202 Fremont Street
                                       Las Vegas, Nevada 89101
                                       Attn:
                                       Fax:  702-387-5120
                                    with a copy to:
                                        Gordon & Silver, Ltd.
                                        3800 Howard Hughes Parkway, 14th Floor
                                        Las Vegas, Nevada 89109
                                        Attn:
                                        Fax:  702-369-2666


                                    Holders:
                                    PAUL VOIGT


                                    By:   /s/ Paul Voigt
                                    Name:  Paul Voigt

                                    Address:
                                       The Metro Center
                                       One Station Place, 3N
                                       Stamford, CT 06902
                                       Attn:  Paul Voigt
                                       Fax:  203-708-5820
                                   with a copy to:
                                       Jeffries & Company, Inc.
                                       Harborside Financial Center Plaza III,
                                          Suite 705
                                       Jersey City, New Jersey 07303-0469
                                       Attn:  Victor Polizotti
                                       Fax:  212-336-7353

                                   BEA INCOME FUND


                                  By:   /s/ Richard J. Lindquist
                                  Name:  Richard J. Lindquist
                                  Title:  Executive Director BEA Advisors

                                  Address:     1 Citicorp Center, 57th Floor
                                               New York, New York 10022
                                               Fax:  212-759-3772
                                  with a copy to:


                                              Attn:
                                              Fax:  ___-___-____


                                  BEA STRATEGIC GLOBAL INCOME FUND


                                  By:   /s/ Richard J. Lindquist
                                  Name:  Richard J. Lindquist
                                  Title:  Executive Director BEA Advisors

                                  Address:     1 Citicorp Center, 57th Floor
                                               New York, New York 10022
                                               Fax:  212-759-3772
                                  with a copy to:


                                               Attn:
                                               Fax:  ___-___-____

                                    EXHIBIT A


                               FORM OF ASSIGNMENT


                  I or we assign this Second Mortgage Note to:

Elsinore Corporation
202 Fremont Street
Las Vegas, Nevada 89101

                  Please insert Social Security or other identifying number of assignee _______________ and irrevocably appoint ________________ agent to transfer this Second Mortgage Note on the books of the Company.
The agent may substitute another to act for him.


Dated:  September __, 1998                  Signed:  __________________________


___________________________________________________________________________
(Sign exactly as name appears on the other side of this Second Mortgage Note)